                                                                   EXHIBIT 10.12

                               CISCO SYSTEMS, INC.

                   PROFESSIONAL AND LEADERSHIP INCENTIVE PLAN
                                     FY 2002

I.     INTRODUCTION

       A. THE OBJECTIVE OF THE PROFESSIONAL AND LEADERSHIP (P&L) INCENTIVE PLAN is to financially reward eligible employees for their contributions to the success and profitability of the Cisco Systems, Inc. and all of its subsidiaries.

       B. PARTICIPANTS: This Plan applies solely to employees of Cisco Systems, Inc. and all of its subsidiaries in Grades 1 through 14, 083, 084, 090, 150, 200, and 888.

       C. EFFECTIVE DATE: This Plan is only effective for the Fiscal Year 2002 beginning July 29, 2001, through July 27, 2002. Grades 1 through 7 will be transferred to the P&L Incentive Plan effective October 28, 2001. This Plan will expire on July 27, 2002 ("Expiration Date").

       D. CHANGES IN PLAN: The Company presently has no plans to change the Plan during the fiscal year. However, the Company reserves the right to modify or cancel the Plan in total or in part, at any time. Any such change must be in writing and signed by the President/CEO. The President/CEO or Plan designers reserve the right to interpret the Plan document as needed. Nothing in this plan is intended to create an entitlement to any employee for any incentive payment here under.

       E. ENTIRE AGREEMENT: This Plan is the entire understanding between Cisco Systems, Inc. and all of its subsidiaries and the employee regarding the subject matter of this Plan and supersedes all prior bonus or commission incentive plans, or employment contracts whether with any holding company, subsidiary, or affiliate thereof (including Cisco Systems, Inc.) or any written or verbal representations regarding the subject matter of this Plan unless superceded by local law.

II.    ELIGIBILITY AND INCENTIVE PLAN ELEMENTS

       A. ELIGIBILITY: The participant must be employed in an incentive-eligible position on or before the first working day of the last fiscal quarter of Fiscal Year 2002 and must be employed by the last working day of the fiscal year to be eligible for a Fiscal Year 2002 incentive payment. Participants in the Plan with less than one year of service will be eligible for a prorated incentive amount from the effective date in the participation of the plan up to and including the Expiration Date. In no event will any individual accrue any right or entitlement to an incentive under this Plan unless that individual is employed by the last working day of Fiscal Year 2002.

              Any exceptions to the above must be approved in writing by the President/CEO.

              The amount of any incentive payment payable to any employee pursuant to this Plan shall be reduced proportionately by the amount of any outstanding debt to the company incurred on a sales commission plan.

              AND

              The participants are eligible for the incentive payout if they meet the following requirements at both the time of calculation of such payments and at payout:

                            - are not concurrently on a sales incentive or commission plan

                            -      have not entered into a Mutual Separation
                                   Agreement

                            - not on a Performance Improvement Plan or Written Warning

Professional and Leadership Incentive Plan FY2002                    Page 2 of 5

                            - Employees in the bottom 5% will not receive an incentive payout.

       B.     ELEMENTS OF CALCULATION:

            INCENTIVE       INDIVIDUAL        COMPANY       MARKET       CUSTOMER                         TOTAL
 BASE   X     TARGET    X   PERFORMANCE  X  PERFORMANCE  X  SHARE   X  SATISFACTION  X   PRORATION  =     ANNUAL
SALARY      PERCENTAGE        FACTOR          FACTOR        FACTOR        FACTOR           FACTOR       INCENTIVE
------      ----------      -----------     -----------     ------     ------------      ---------      ---------

       C. THE ANNUAL BASE SALARY in effect at the end of Q2 for midyear and the end of Q4 for year-end represents the basis for the incentive calculations.

       D. INCENTIVE TARGET PERCENTAGE is a percentage of base salary determined by the grade level.

              GRADES                                     INCENTIVE TARGET %
              ------                                     ------------------
              1 - 4                                              7%
              5 - 7                                              9%
              8 AND 9                                           14%
              10 AND 11                                         17%
              12                                                30%
              013, 014, 083, 084, AND 090                       40%
              200 AND 888                                       50%
              150                                               60%

       E. INDIVIDUAL PERFORMANCE FACTOR (IPF) is based upon the manager's evaluation of participants' performance and contribution for the fiscal year. As a Factor to the Incentive target percentage for the grade, this factor can range from .5 to 1.5 (i.e., .5 X 14% = 7%, 1.0 X 14% = 14%, or, 1.5 X 14% = 21%). The assigned IPF may also be zero, resulting in no incentive.

       F. COMPANY PERFORMANCE FACTOR is based upon achieving an established worldwide Revenue target and a worldwide Profit Before Interest and Tax (PBIT) target per the current Plan by Cisco Systems, Inc. and all of its subsidiaries. The PBIT achievement to target is more heavily weighted relative to the worldwide Revenue target. 80% of each objective must be achieved for any incentive to be paid. Maximum payout under the Plan is 190% or a Factor of 1.9. When the Revenue and PBIT percentages of goal fall between the stated percentages on the matrix, the Performance Factor will be determined using a straight-line interpolation approach. The applicable targets for Fiscal Year 2002 can be amended at any time during the fiscal year.

       G. MARKET SHARE FACTOR is based upon achievement of market share growth from prior year compared to our list of key competitors. This factor may range from 0.50 - 1.00 based on the following criteria:

                 MARKET SHARE POINT DELTA          RELATIVE MARKET SHARE FACTOR
                 ------------------------          ----------------------------
                           < 0                                   0
                            0                                  0.50
                            1                                  0.56
                            2                                  0.62
                            3                                  0.68
                            4                                  0.74
                            5                                  0.80
                            6                                  0.84
                            7                                  0.88
                            8                                  0.92
                            9                                  0.96
                           10 +                                1.00

       H. CUSTOMER SATISFACTION FACTOR is based upon achievement of an overall worldwide customer satisfaction survey score drawn from all Cisco Systems Inc. and all of its subsidiaries together worldwide. This Factor may range from 0.95-1.20 based on the following criteria:

Professional and Leadership Incentive Plan FY2002                    Page 3 of 5

               WORLDWIDE SATISFACTION SCORE           CUSTOMER SAT FACTOR
               ----------------------------           -------------------
                          < 4.37                             0.95
                       4.37 - 4.40                           1.05
                       4.41 - 4.49                           1.10
                          4.50 +                             1.20

       I. TRANSFERS AND TERMINATIONS: Employees who are participants in the Plan and who transfer to a new position not governed by this Plan will be eligible on a pro-rata basis for the applicable period and paid as defined by the Plan. Employees who transfer into the Plan from another plan will be subject to proration as well, and consequently will be eligible to receive an incentive payment based on their participation in this Plan during Fiscal Year 2002 applying the Proration Factors referred to below. Payments from the plan are subject to reduction by advances, unearned commission advances, draws or prorations and appropriate withholdings. Any exceptions to the Plan must be designated in writing and approved by the President/CEO of the Cisco Systems, Inc..

              A participant must be employed as of the last working day of the fiscal year to be eligible for the year-end incentive. A participant must be employed on the day of distribution to receive a partial midyear payment under paragraph II-L. If an employee terminates prior to the applicable date, the employee will not be eligible for such incentive or partial payment.

       J. PRORATION FACTOR accounts for the number of calendar days during the fiscal year that the employee was in the incentive-eligible position. For example, the proration factor for an employee who has been on the Plan the entire year will be "1.00". For an employee who has been on the plan for 6 months, this factor will be "0.50". Employees in the following situations will have a Proration Factor of less than "1.00":

              - Participants in the Plan who transferred to a new position not covered by the Plan.

              - Employees who transferred from one incentive-eligible position to another incentive-eligible position. Employees in this situation will have their incentive prorated based on length of time in each position.

              - Employees who have been in the Plan less than 12 months (such as a new hire).

              - Employees who have been on a leave of absence of any length during the fiscal year.

              - Employees working less than the full-time standard work week will receive an incentive prorated according to the following schedule:

                     ----------------------------------------------------------------------------------------------
                                     HOURS WORKED                                  INCENTIVE ELIGIBILITY
                     ----------------------------------------------------------------------------------------------
                     Less than full-time as defined by standard         prorated according to the average number of
                     work week                                          hours worked
                     ----------------------------------------------------------------------------------------------

                     Any modification to the above schedule must be approved by the next-level Manager and Compensation in advance of the year-end close date.

       K. INCENTIVE FORMULA AND CALCULATION EXAMPLE: Assume an employee with a base salary of $95,000, incentive target of 14%, individual performance factor of 1.00, Cisco Systems, Inc. and all of its subsidiaries' Company Performance Factor of 1.30, a customer satisfaction factor of 1.05, and a proration factor of 1.00.

Professional and Leadership Incentive Plan FY2002                    Page 4 of 5

                                            SAMPLE CALCULATION
                                            ------------------
            INCENTIVE      INDIVIDUAL       COMPANY     MARKET      CUSTOMER                        TOTAL
  BASE        TARGET       PERFORMANCE    PERFORMANCE   SHARE     SATISFACTION     PRORATION       ANNUAL
 SALARY     PERCENTAGE       FACTOR          FACTOR     FACTOR       FACTOR         FACTOR        INCENTIVE
 ------     ----------     -----------    -----------   ------    ------------     ---------      ---------
$95,000  X     0.14     X     1.00     X      1.30    X  1.00   X     1.05      X     1.00    =  $18,154.50*

              *less any advance paid

              In this example, the total incentive equals 19.1% of base salary.

       L. MIDYEAR ADVANCE OF YEAR-END INCENTIVE PAYMENT: If the Cisco Systems, Inc. and all of its subsidiaries' Company Performance Factor is at a minimum of 1.00, (measured on the basis of midyear revenue and PBIT), a partial payment may be distributed to eligible employees midway through the fiscal year. This advance will be 50% of the incentive target times current base salary, reduced by advances, unearned commission advances, draws, prorations and appropriate withholdings. This advance will be deducted from the year-end payout. The incentive will be paid to employees who have met job expectations and were hired on or before the first working day of the second quarter of Fiscal Year 2002 and active on the day of distribution. In no event, however, will any right or entitlement to such a partial payment accrue to any eligible participant unless that individual is employed by Cisco Systems, Inc. or a participating Cisco subsidiary on the distribution date.

              If the Cisco Systems, Inc. and all of its subsidiaries' Company Performance Factor is not at a minimum of 1.00 (measured on the basis of midyear revenue and PBIT) but is at least .80, then a partial payment may, at the sole discretion of Cisco's President/CEO be distributed midway through the fiscal year to all or part of the employee population covered by the Plan, with the actual recipients to be determined by the President/CEO. Any such discretionary payment may be in an amount up to 25% of the incentive target by level. However, only employees who have met job expectations and were hired on or before the first day of the second quarter of Fiscal Year 2002 and are active on the day of distribution will be eligible for such a discretionary payment.

              Any payout for employees in the bottom 5% is at manager's discretion and subject to Human Resource agreement.

       M. YEAR-END DISCRETIONARY INCENTIVE PAYMENT: If Cisco Systems, Inc. and all of its subsidiaries' performance fail to achieve the minimum revenue and PBIT targets for Fiscal Year 2002 so that no year-end payout becomes due under the Plan, then the President/CEO may, at his or her sole discretion, authorize a year-end payment in an amount up to 25% of the incentive target to all or a portion of the employee population covered by the Plan, but in no event will an individual be eligible for such a discretionary payment unless he or she is employed by on the last day of the fiscal year. All payments are subject to reduction by advances, unearned commission advances, draws or prorations and appropriate withholdings.

       N. DEFINITIONS: For the sole purpose of this Plan, the following words shall have the meanings set out below:

                     "Employment Termination Agreement" includes any agreement, (other than an employment agreement or offer letter or employee handbook or policy or collective bargaining agreement which is generally applicable to the employees and the participating employee in respect of his or her termination of employment.

Professional and Leadership Incentive Plan FY2002                    Page 5 of 5

III.   PROCEDURES AND PRACTICES

       A.     PROCEDURE:

              1. A copy of the Plan will be made available to each participant.

              2. All incentive payments will be made after all required or elected withholdings have been deducted.

       B. BUSINESS CONDUCT: It is the established policy of Cisco Systems, Inc. and all of its subsidiaries to conduct business with the highest standards of business ethics. Employees may not offer, give, solicit or receive any payment that could appear to be a bribe, kickback or other irregular type of payment from anyone involved in any way with an actual or potential business transaction.

       C. EMPLOYMENT AT WILL (US ONLY): The employment of all Plan participants at Cisco Systems, Inc. and all of its subsidiaries is for an indefinite period of time and is terminable at any time by either party, with or without cause being shown or advance notice by either party. This Plan shall not be construed to create a contract of employment for a specified period of time between Cisco Systems, Inc. and all of its subsidiaries and any Plan participant. Any modification of the employment relationship inconsistent with this Section must be in writing and signed by the company's President/CEO of Cisco Systems, Inc.